Exhibit 10.1

SERIES D CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

Dated as of February 7, 2011

among

ECHO THERAPEUTICS, INC.

and

THE PURCHASERS NAMED HEREIN

TABLE OF CONTENTS

- i -

DISCLOSURE SCHEDULES

Schedule 2.1(c)                                Capitalization

Schedule 2.1(f)                                Commission Documents, Financial Statements

Schedule 2.1(g)                                Subsidiaries

Schedule 2.1(i)                                Liabilities

Schedule 2.1(j)                                Undisclosed Events or Circumstances

Schedule 2.1(k)                                Indebtedness

Schedule 2.1(l)                                Mortgages, pledges, charges, liens, security interests and other encumbrances on assets

Schedule 2.1(n)                                Non-Compliance with Law

Schedule 2.1(o)                                Unpaid or Unfiled Taxes; Audited Tax Returns

Schedule 2.1(p)                                Certain Fees

Schedule 2.1(r)                                Notices of violation or infringement of intellectual property rights

Schedule 2.1(s)                                Deficiency or weakness in Internal Controls

Schedule 2.1(t)                                Material Agreements

Schedule 2.1(u)                                Transactions with Affiliates

Schedule 2.1(w)                                Necessary Governmental Approvals

Schedule 2.1(x)                                Employment Agreements

Schedule 2.1(y)                                Environmental Non-Compliance

Schedule 2.1(aa)                                Absence of Certain Developments

Schedule 2.1(dd)                                Offers and Sales of Equity and Debt Securities

Schedule 2.1(ee)                                DTC Status

Schedule 2.1(gg)                                Accountants

Schedule 7.9                                Known Competitors

- ii -

SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

This SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the “Agreement”) is dated as of February 7, 2011 by and among Echo Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the Purchasers of shares of Series D Convertible Preferred Stock of the Company whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

    The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Preferred Stock

Section 1.1 Purchase and Sale of Stock.

Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall, severally but not jointly, purchase from the Company, up to the number of shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), at a purchase price of $1 per share, set forth with respect to such Purchaser on Exhibit A hereto.  The designation, rights, preferences and other terms and provisions of the Preferred Shares are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock attached hereto as Exhibit B (the “Certificate of Designation”).  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act.

Section 1.2 The Conversion Shares.

The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of shares of Preferred Shares and common stock, $0.01 par value per share (the “Common Stock”) as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of the Warrants (as defined below) then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 110% of the number of shares of Common Stock required to be issued upon the conversion of the Preferred Shares and exercise of the Warrants.  Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the “Conversion Shares” and the “Warrant Shares,” respectively.  The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the “Shares.”

Section 1.3 Purchase Price and Closing.

(a) The aggregate maximum purchase price of the Preferred Shares and Warrants being acquired by each Purchaser is set forth opposite such Purchaser’s name on Exhibit A hereto (for each such Purchaser, the “Purchase Price”).  The closing of the purchase and sale of the Preferred Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement (the “Closing”) shall take place at the offices of Platinum Montaur Life Sciences, LLC (the “Lead Purchaser”), 152 West

 57th Street, New York, NY 10019 or at such other place as the Lead Purchaser and the Company may agree upon, at 10:00 a.m., New York time on the date on which the last to be fulfilled or waived of the conditions set forth in Article IV hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith but not later than February 7, 2011 (the “Closing Date”).  At the Closing, the Company shall deliver or cause to be delivered to each Purchaser a certificate registered in the name of such Purchaser representing the number of Preferred Shares that such Purchaser is purchasing pursuant to the terms hereof, as set forth opposite such Purchaser’s name on Exhibit A hereto under the column “Preferred Shares Purchased,” that number of Series 1 Warrants (as defined below) as is set forth opposite such Purchaser’s name on Exhibit A hereto under the column “Series 1 Warrants Purchased,” and that number of Series 2 Warrants (as defined below) as is set forth opposite such Purchaser’s name on Exhibit A hereto under the column “Series 2 Warrants Purchased.” At or before the Closing, each Purchaser shall deliver its Purchase Price for the Preferred Shares and the Warrants chargeable to such Purchaser by wire transfer to the Company.

Section 1.4 Warrants.

At the Closing, the Company shall issue to each Purchaser (i) the number of Series 1 Warrants to at an exercise price of $1.50 per share (the “Series 1 Warrants”) set forth opposite such Purchaser’s name on Exhibit A hereto and (ii) the number of Series 2 Warrants at an exercise price of $2.50 per share set forth opposite such Purchaser’s name on Exhibit A hereto (the “Series 2 Warrants,” and, together with the Series 1 Warrants, the “Warrants”).  The Warrants shall have a term of two years; provided, that if the Warrants are not exercised in full at the expiration thereof, then the term of the Warrants shall be extended as set forth in further detail in the Warrants.

Section 1.5 Exchange of Bridge Note.

Upon and as a condition of the Closing, the Lead Purchaser shall tender to the Company of that certain Bridge Note, dated as of January 5, 2011 from the Company, as maker, to the Lead Purchaser, as holder (such note, the “Bridge Note”), and, in exchange therefore, the Lead Purchaser shall receive 1,006,000 Preferred Shares.

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company.

The Company hereby represents and warrants to each Purchaser as of the date hereof and as of the Closing Date, except as set forth in the Company’s disclosure schedule delivered with this Agreement (with each numbered schedule thereof corresponding to the section number herein), as follows:

(a) Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto.  Each such Subsidiary is duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of the state opposite its name on Schedule 2.1(g) and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company and each such Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any effect on the business, results of operations, assets, condition or prospects (financial or otherwise) of the Company that is material and adverse to the Company and its Subsidiaries (as hereafter defined), individually, or taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under the Transaction Documents (as defined below) in any material respect; provided, however, that Material Adverse Effect shall not be deemed to include: (i) changes in applicable law or (ii) any effect resulting from the public announcement of the transactions contemplated by this Agreement or the consummation of the transactions contemplated by this Agreement.

(b) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants, and any and all other documents ancillary to the transactions contemplated hereby and thereby (all of the foregoing documents collectively called the “Transaction Documents”), and to issue and sell the Preferred Shares and Warrants in accordance with the terms hereof and to complete the transactions contemplated by the Transaction Documents.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action.  No further consent or authorization of the Company, its Board of Directors or stockholders is required.  When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c) Capitalization.  The authorized capital stock of the Company as of the date hereof is set forth on Schedule 2.1(c) hereto.  All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom.  Except as provided in this Agreement or as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights, registration rights, rights of first refusal or similar rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except (i) as set forth in this Agreement, and (ii) as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries are or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities and set forth on Schedule 2.1(c) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  Except as set forth on Schedule 2.1(c) hereto, the Company is not a party to, and neither it nor its Subsidiaries nor any officers or directors of the Company or its Subsidiaries has any actual or constructive knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.  The offer and sale of all capital stock, convertible securities, rights, warrants or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could reasonably be expected to have a Material Adverse Effect.  Except as disclosed on Schedule 2.1(c), (i) there are no outstanding debt securities, or other form of material debt of the Company or any of its Subsidiaries, (ii) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is required to register the sale of any of their securities under the Securities Act, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the securities, (v) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements, or any similar plan or agreement and (vi) as of the date of this Agreement, to the Company’s and each of its Subsidiaries’ Knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock except as disclosed on Schedule 2.1(c).  Any Person with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has waived such rights in writing or the time for the exercise of such rights has passed.  Except as set forth on Schedule 2.1(c), there are no options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents.  Except as set forth in Schedule 2.1(c), none of the transactions contemplated by this Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant the Company’s stock option plans.  For purposes of this Agreement, “Knowledge” means (i) the actual knowledge of all of the Company’s executive officers, and (ii) with respect to each Subsidiary, all of the executive officers of such Subsidiary.  For purposes of this Agreement, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d) Issuance of Securities.  The securities to be issued at the Closing have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, the Warrants, the Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company's Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”), each as amended to date, or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound, or (iii) result in a violation of any federal, state or local statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.  Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms hereof.

(f) Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and, except as disclosed on Schedule 2.1(f) hereto, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof (all of the foregoing and all exhibits included therein and financial statements and schedules thereto, including filings incorporated by reference therein being referred to herein as the “Commission Documents”).  At the times of their respective filings, all Commission Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and, to the knowledge of the Company, the Commission Documents at the time of their respective filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form and substance in all material respects with applicable accounting requirements set forth in GAAP and GAAS and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements, together with the related notes and schedules thereto, have been prepared in accordance with GAAP and GAAS applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the Notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  The Company is in compliance with all applicable state securities laws and regulations (“Blue Sky Laws”).

(g) Subsidiaries. The Commission Documents set forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  Except as set forth in Schedule 2.1(g), there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.  Except as set forth in the Schedule 2.1(g), neither the Company nor any Subsidiary is party to, nor has any Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

(h) No Material Adverse Effect.  Since September 30, 2010, the Company has not experienced or suffered any Material Adverse Effect.

(i) No Undisclosed Liabilities.  Except as disclosed on Schedule 2.1(i) hereto, since September 30, 2010, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect to the Company’s Knowledge.  Since September 30, 2010, except as disclosed in on Schedule 2.1(i) hereto, none of the Company or any of its Subsidiaries has participated in any transaction material to the condition of the Company which is outside of the ordinary course of its business.

(j) No Undisclosed Events or Circumstances.  Since September 30, 2010, except as disclosed on Schedule 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed and which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(k) Indebtedness.  Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of liabilities for borrowed money of others in excess of $100,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness or any liabilities (other than accrued liabilities or liabilities referenced in subsections (a) through (c) above) that are not otherwise disclosed herein but which in the aggregate total at least $100,000.

(l) Title to Assets.  Each of the Company and the Subsidiaries has good and marketable title to all of its real and personal property reflected in the Commission Documents that is material to the business of the Company, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 2.1(l) hereto or such that, individually or in the aggregate, could not reasonably be expected to cause a Material Adverse Effect, and except for Permitted Liens.  All such leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect in all material respects.  “Permitted Liens” means (i) statutory liens for taxes, assessments and other governmental charges which are not yet due and payable or are due but not delinquent or are being contested in good faith by appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (ii) statutory or common law liens to secure landlords, sublandlords, licensors or sublicensors under leases or rental agreements, (iii) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pension or other social security programs mandated under applicable laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics, workmen, repairmen and materialmen to secure claims for labor, materials or supplies and other like liens, (v) restrictions on transfer of securities imposed by applicable state and federal securities laws, (vi) any other encumbrance affecting any asset which does not materially impede or otherwise affect the ownership or operation of such asset, (vii) liens resulting from a filing by a lessor as a precautionary filing for a true lease, (viii) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (ix) vendor’s liens to secure payment, or (x) rights or claims of customers or tenants under licenses or leases.  Notwithstanding the foregoing, the existence or attachment of a Permitted Lien either individually or in the aggregate shall not constitute a Material Adverse Effect.

(m) ERISA.  Except as set forth in the Commission Documents, no liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.1(cc), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(n) Compliance with Law.  The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth on Schedule 2.1(n) hereto or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could have a Material Adverse Effect.

(o) Taxes.  Except as set forth on Schedule 2.1(o) hereto, and except for matters that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable.  Except as disclosed on Schedule 2.1(o) hereto, none of the federal income tax returns of the Company or any Subsidiary has been audited by the Internal Revenue Service.  The Company has no Knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p) Certain Fees.  Except as set forth on Schedule 2.1(p) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(q) Disclosure.  Neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r) Operation of Business.  The Company and each of the Subsidiaries owns or possesses the rights to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which, to the best of the Company’s Knowledge, are necessary for the conduct of its business as now conducted, which the failure to so have would have a Material Adverse Effect.  Except as set forth on Schedule 2.1(r), neither the Company nor any Subsidiary has received written notice that the intellectual property rights used by the Company or any Subsidiary, and necessary for their respective business, violates or infringes upon the rights of any third party.

(s) Books and Records; Internal Accounting Controls; Sarbanes-Oxley.  The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and its Subsidiaries, the location and collection of their assets, the nature and amount of their liabilities, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary.  The Company and its officers are in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.  Except as set forth on Schedule 2.1(s) hereto, there are no significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that would reasonably be expected to materially and adversely affect the Company’s ability to record, process, summarize and report financial information, and there is no fraud, whether or not material, that involves management or, to the Knowledge of the Company, other employees who have a significant role in the Company’s internal controls and the Company has provided to each Purchaser copies of any written materials relating to the foregoing.

(t) Material Agreements.  Except for the Transaction Documents (with respect to clause (i) of this Section 2.1(t) only) or as set forth  on Schedule 2.1(t) hereto, or as could not reasonably be expected to have a Material Adverse Effect, (i) to the best of the Company’s Knowledge, the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the “Material Agreements”), (ii) neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the best of the Company’s Knowledge, neither the Company nor any of its Subsidiaries is in default under any material provision of any Material Agreement.

(u) Transactions with Affiliates.  Except as set forth on Schedule 2.1(u) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing or proposed transactions exceeding $50,000 in value between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries (except for reimbursements to such persons for reasonable expenses incurred on behalf of the Company or any Subsidiary, or arrangements entered into by and between any such person and the Company or any Subsidiary as part of the normal and customary terms of such person’s employment or services as a director or consultant with the Company or any of its Subsidiaries), or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company’s most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

(v) Securities Act of 1933.  Subject to the accuracy and completeness of the representations and warranties of the Purchasers contained in the Transaction Documents, the Company has complied and will continuously comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the securities hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the securities under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the securities.

(w) Governmental Approvals.  Except as set forth on Schedule 2.1(w) hereto, and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the securities, or for the performance by the Company of its obligations under the Transaction Documents except for such authorizations, consents, approvals, licenses, exemptions, filings or registrations the Company’s failure of which to obtain could not reasonably be expected to, individually or in the aggregate, constitute a Material Adverse Effect.

(x) Employees.  Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(x) hereto.  Except as set forth on Schedule 2.1(x) hereto, neither the Company nor any Subsidiary has any employment contract, non-competition agreement or any other similar contract or restrictive covenant, relating to the right of any officer, employee or key consultant to be employed or engaged by the Company or such Subsidiary.  Since September 30, 2010, no officer, key consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated, or indicated to the Company his or her intent to terminate, his or her employment or engagement with the Company or any Subsidiary.

(y) Environmental Compliance.  Except as disclosed in the Commission Documents or on Schedule 2.1(y) hereto, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any  Environmental Laws, except where failure to obtain such material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations would not individually or in the aggregate have a Material Adverse Effect.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  Except as set forth in the Commission Documents or on Schedule 2.1(y) hereto, the Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its Subsidiaries, except for such instances as would not individually or in the aggregate have a Material Adverse Effect.  Except as disclosed in the Commission Documents, the Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws, except where failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.   Except as disclosed in the Commission Documents or for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or would be reasonably likely to violate any Environmental Law after the Closing or that would be reasonably likely to give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(z) Labor Relations.  Except as set forth in the Commission Documents or as could not reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (ii) there is no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract.

(aa) Absence of Certain Developments.  Except as disclosed on Schedule 2.1(aa) hereto, since September 30, 2010, neither the Company nor any Subsidiary has:

(i) issued or become obligated to issue any stock, bonds or other corporate securities or any right, options or warrants with respect thereto other than under the Company’s stock option plan(s) and otherwise in the ordinary course of business;

(ii) borrowed or become obligated to borrow any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s or such Subsidiary’s business;

(iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than Permitted Liens and current liabilities paid in the ordinary course of business;

(iv) declared or made, or become obligated to make, any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock other than under any equity incentive plans of the Company or any pre-existing cashless exercise rights issued in connection with a prior financing, which plans and/or prior financing(s) are disclosed on Schedule 2.1(aa);

(v) sold, assigned or transferred, or become obligated to sell, assign or transfer, any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi) sold, assigned or transferred, or become obligated to sell, assign or transfer, any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights necessary for the conduct of its business activities;

(vii) suffered any material losses or waived, or agreed to waive, any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

(x) made charitable contributions or pledges in excess of $10,000 in the aggregate;

(xi) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xii) entered into an agreement, written or otherwise, to take any of the foregoing actions.

(bb) Investment Company Act Status.  The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(cc) Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents and the Company shall not be excused from performance of its obligations to any Purchaser under the Transaction Documents as a result of nonperformance or breach by any other Purchaser.  The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

(dd) No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties herein, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the securities to be integrated with other offerings if such other offering, if integrated, would cause the offer and sale of the securities not to be exempt from registration pursuant to Regulation D and Rule 506 thereof under the Securities Act.  Except as set forth on Schedule 2.1(dd) hereto, the Company does not have any registration statement pending before the Commission or currently under the Commission’s review and since September 30, 2010, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(ee) DTC Status.  The Company’s current transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.  The name, address, telephone number, fax number, contact person and email address of the Company’s transfer agent is set forth on Schedule 2.1(ee) hereto.

(ff) Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.  The Company currently maintains directors and officers insurance.

(gg) Accountants.  The Company’s accountants are set forth on Schedule 2.1(gg).  To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2010, are a registered public accounting firm as required by the Securities Act and are registered with the Public Company Accounting Oversight Board.

(hh) No Disagreements with Accountants.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants formerly or presently employed by the Company and/or its Subsidiaries, and the Company is current with respect to any fees owed to its accountants.

(ii) No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor, to the knowledge of the Company, any of its directors, officers or any person acting on their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares or Warrant Shares.

(jj) Foreign Corrupt Practices.  Neither the Company nor its Subsidiaries, nor to the knowledge of the Company or its officers or directors, any agent or other person acting on behalf of the Company or its Subsidiaries, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or its Subsidiaries (or made by any person acting on their behalf of which the Company or its officers or directors are or reasonably should be aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(kk) Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the best of the Knowledge of the Company, threatened, against or materially affecting the Company, any Subsidiary or any of their respective properties, or to the Company’s Knowledge, against any of its or its Subsidiaries’ directors, officers or key employees before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect; nor to the Company’s knowledge does there exist any condition which may be the basis of any such Action.  Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty or involving the Company’s business, assets or properties, nor has any such Action been threatened by or against the Company or any Subsidiary.  There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(ll) Anti-takeover Device.  Neither the Company nor any of its Subsidiaries has any outstanding shareholder rights plan or “poison pill” or any similar arrangement.  There are no provisions of any anti-takeover or business combination statute applicable to the Company, the Certificate and the Bylaws which would preclude the issuance and sale of the securities, the reservation for issuance of the Warrant Shares and the consummation of the other transactions contemplated by this Agreement or any of the other Transaction Documents.

(mm) Certificate of Designation.  The Certificate of Designation has been filed with and accepted by the Secretary of State of the State of Delaware.

Section 2.2 Representations and Warranties of the Purchasers.

Each Purchaser severally and not jointly hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers.  If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power.  Such Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Preferred Shares.  The execution, delivery and performance of this Agreement and the Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no further consent or authorization of such Purchaser or its board of directors, stockholders, partners, members or managers, as the case may be, is required.  Each of the Transaction Documents has been duly authorized, executed and delivered by such Purchaser and, when executed, shall constitute valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their terms.

(c) No Conflicts.  The execution, delivery and performance of the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto and thereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its real or personal property (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser).

(d) Acquisition for Investment.  Such Purchaser is acquiring the Preferred Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution.  Such Purchaser does not have a present intention to sell the Preferred Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Preferred Shares or the Warrants to or through any person or entity, provided that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Preferred Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Preferred Shares or the Warrants at any time in accordance with the federal and state securities laws applicable to such disposition.  Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Preferred Shares and the Warrants and that it has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation.

(e) Accredited Purchasers.  Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the prospective investment in the Preferred Shares.

(f) Opportunities for Additional Information.  Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the

 Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

(g) No General Solicitation.  Each Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h) Rule 144.  Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available.  Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances.  Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i) No Shorting.  Such Purchaser has not engaged in any short sales of the Common Stock or instructed any third parties to engage in any short sales of the Common Stock on its behalf prior to the Closing Date.  Each Purchaser covenants and agrees that it will not be in a net short position with respect to the shares of Common Stock.  For purposes of this Section 2.2(i), a “net short position” means a sale of Common Stock by a Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser.

(j) General.  Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

ARTICLE III

Covenants

The Company covenants with each Purchaser as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1 Securities Compliance.

The Company shall notify the Commission in accordance with the Commission’s rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a report on Form 8-K and filing a Form D with respect to the Shares, if required by the Commission’s rules, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchasers or subsequent holders.

Section 3.2 Registration and Listing.

The Company will use commercially reasonable efforts to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act and to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  The Company will use commercially reasonable efforts to continue the listing or trading of its Common Stock on the over-the-counter electronic bulletin board and on such other exchanges or on any successor markets.  If required, the Company will apply for a listing application for the Shares.  The Company further covenants and agrees that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided in Rule 144 promulgated under the Securities Act.

Section 3.3 Inspection Rights.

The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, for purposes reasonably related to such Purchaser’s interests as a stockholder to examine and make reasonable copies of and take extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees who are permitted by Company policy to discuss such matters with Company shareholders.

Section 3.4 Compliance with Laws.

The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could reasonably be expected to have a Material Adverse Effect.

Section 3.5 Keeping of Records and Books of Account.

The Company shall keep and cause each of its Subsidiaries to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries.

Section 3.6 Reporting Requirements.

If the Company ceases to file its periodic reports with the Commission, or if the Commission ceases making these periodic reports available via the Internet without charge, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares:

    (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available;

(b) Annual Reports filed with the Commission on Form 10-K as soon as available; and

(c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7 Amendments.

The Company shall not amend or waive any provision of the Certificate or Bylaws in any way that would adversely affect the liquidation preferences, conversion rights, voting rights or redemption rights of the holders of the Preferred Shares, unless such amendment or waiver is in compliance with the terms of such instruments or agreements.

Section 3.8 Other Agreements.

The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any Subsidiary to perform its obligations under any Transaction Document or the Certificate of Designation.  The Company shall comply with the terms of the Transaction Documents.

Section 3.9 Use of Proceeds.

The proceeds from the sale of the Preferred Shares will be used by the Company for working capital and general corporate purposes and not to redeem or repay any securities or indebtedness or to settle any outstanding litigation.

Section 3.10 Reservation of Shares.

So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 110% of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

Section 3.11 Reporting.

So long as a Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.12 Pledge of Shares.

The Company acknowledges that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares.  The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Purchaser effecting a pledge of the Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Shares to such pledgee. At the Purchasers’ expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by a Purchaser.

ARTICLE IV

Conditions

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares.

The obligation hereunder of the Company to issue and sell the Preferred Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of Each Purchaser’s Representations and Warranties.  The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchasers.  Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price.  The Purchase Price for the Preferred Shares and Warrants has been delivered to the Company at the Closing Date.

(e) Delivery of Transaction Documents.  The Transaction Documents have been duly executed and delivered by the Purchasers to the Company.

(f) Delivery of Bridge Note.  The Bridge Note shall have been delivered by the Lead Purchaser to the Company.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares.

The obligation hereunder of each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement or the other agreements contemplated hereby shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

(b) Performance by the Company.  The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Suspension, Etc.  From the date hereof to the Closing Date, trading in the Company’s Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board, and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

(d) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of its Subsidiaries, or any of the officers, directors or affiliates of the Company or any of its Subsidiaries seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Certificate of Designation of Rights and Preferences.  Prior to the Closing, the Certificate of Designation in the form of Exhibit B attached hereto shall have been filed with and accepted by the Secretary of State of Delaware.

(g) Opinion of Counsel, Etc. At the Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit C hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to the Closing.

(h) Certificates.  The Company shall have executed and delivered to the Purchasers the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares and Warrants being acquired by such Purchaser at the Closing.

(i) Resolutions.  The Board shall have adopted resolutions consistent with Section 2.1(b) above (the “Resolutions”).

(j) Reservation of Shares.  As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 110% of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Closing Date and the number of Warrant Shares issuable upon exercise of the number of Warrants assuming such Warrants were granted on the Closing Date (after giving effect to the Preferred Shares and the Warrants to be issued on the Closing Date and assuming all such Preferred

Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

(k) Secretary’s Certificate.  The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(l) Officer’s Certificate.  The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(m) Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Closing Date.

ARTICLE V

Stock Certificate Legend

Section 5.1 Legend.

Each certificate representing the Preferred Shares and the Warrants, and, if appropriate, securities issued upon conversion or exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ECHO THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE HOLDER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing the Shares without the legend set forth above if at such time, prior to making any transfer of any Shares or Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request, and (x) the Shares have been registered for sale under the Securities Act and the holder is selling such shares and is complying with its prospectus delivery requirement under the Securities Act, (y) the holder is selling such Shares in compliance with the provisions of Rule 144 or Section 4(1) of the Securities Act applies to such Shares.

ARTICLE VI

Indemnification

Section 6.1 General Indemnity.

The Company agrees to indemnify and hold harmless the Purchasers and any finder (and their respective directors, officers, members, managers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.  Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein.  The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

Section 6.2 Indemnification Procedure.

Any party entitled to indemnification under this Article VI (an “indemnified party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

Miscellaneous

Section 7.1 Fees and Expenses.

Except as otherwise set forth in this Agreement or the Certificate of Designation, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay, at the Closing, up to $7,500 of actual attorneys’ fees and expenses incurred by the Lead Purchaser in connection with the preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder.  In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement, the Certificate of Designation, or the Warrants were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.  The parties hereto agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Preferred Shares, the Warrants, this Agreement or the other agreements between the Purchasers and the Company contemplated hereby shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 7.3 Entire Agreement; Amendment.

This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents or the Certificate of Designation, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the Preferred Shares and Warrants then outstanding and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares and Warrants then outstanding.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designation unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares and Warrants, as the case may be.

Section 7.4 Notices.

    Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:
Echo Therapeutics, Inc.
10 Forge Parkway
Franklin, MA 02038
Attention: Patrick Mooney, President and CEO
Tel. No.: 856-429-8778
Fax No.: 508-553-8760

With a copy to:

Echo Therapeutics, Inc.
10 Forge Parkway
Franklin, MA 02038
Attention: Kimberly Burke, General Counsel
Tel. No.: 919-381-9099
Fax No.: 919-251-9833

If to any Purchaser:
At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to such Purchaser’s counsel, if any, as set forth on Exhibit A or as specified in writing by such Purchaser,  with additional copies to:

Burak Anderson & Melloni, PLC 30 Main Street, PO Box 787 Burlington, Vermont 05402 Tel No.: (802) 862-0500 Fax No.: (802) 862-8176

    Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5 Waivers by Party.

No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6 WAIVER OF JURY TRIAL.

EACH PARTY TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 7.6 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER NOTE DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING

HERETO OR THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.7 Waivers by Majority Holders.

The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less a majority of the then outstanding Preferred Shares and Warrants may waive any of the obligations of the Company or the then rights of the Purchasers set forth in this Agreement.

Section 7.8 Headings.

The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.9 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Subject to Section 5.1 hereof, the Purchasers may assign the Shares and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company; provided, however, that such Purchaser shall not knowingly assign Preferred Stock or Warrants and such rights under this Agreement and the other Transaction Documents to any known competitor of the Company as identified in Schedule 7.9.

Section 7.10 No Third Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.11 Governing Law.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to its choice of law provisions.  This Agreement shall not interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.12 Survival.

The representations and warranties of the Company and the Purchasers contained in Sections 2.1(o) and (s) should survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and (s), shall survive the execution and delivery hereof and the Closing until the date one (1) year from the Closing Date, and the agreements and covenants set forth in Articles I, III, VIII and IX of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

Section 7.13 Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Any signature may be delivered by facsimile transmission.

Section 7.14 Publicity.

The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.15 Severability.

The provisions of this Agreement and the Certificate of Designation are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Certificate of Designation shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Certificate of Designation shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.16 Further Assurances.

From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, and the Certificate of Designation.

Section 7.17 Representation of Lead Purchaser.

It is acknowledged by each Purchaser that the Lead Purchaser has retained Burak Anderson & Melloni, PLC to act as its counsel in connection with the transactions contemplated by the Transaction Documents and that Burak Anderson & Melloni, PLC has not acted as counsel for any Purchaser, other than the Lead Purchaser, in connection with the transactions contemplated by the Transaction Documents and that none of such Purchasers has the status of a client for conflict of interest or any other purposes as a result thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

Company:

ECHO THERAPEUTICS, INC.

By: /s/ Harry G. Mitchell
Name: Harry G. Mitchell Title: Chief Financial Officer and Chief Operating Officer

Lead Purchaser:

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By: /s/ Michael Goldberg
Name: Michael Goldberg Title: Portfolio Manager

Purchaser:

PLATINUM PARTNERS LIQUID OPPORTUNITY MASTER FUND LP

By: /s/ Michael Goldberg
Name: Michael Goldberg Title: Portfolio Manager

Purchaser:

KENNETH GREIF GRAT

By: /s/ Kenneth Greif